SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Emerging Markets Equity Fund
The fund’s Board of Directors (Board) has approved changes to the management of the fund proposed by DWS Investment Management Americas, Inc. (DIMA), the fund’s investment advisor, including: (i) the termination of the sub-advisory agreement between DIMA and DWS Investments Hong Kong Limited; (ii) the appointment of DWS International GmbH, an affiliate of DIMA and a direct, wholly-owned subsidiary of DWS Group, as a subadvisor to the fund; and (iii) a sub-advisory agreement between DIMA and DWS International GmbH, with respect to the fund. The changes to the management of the fund, as described further below, will become effective on or about October 1, 2023. DWS International GmbH will begin providing portfolio management services to the fund on or about October 1, 2023.
DIMA, subject to the approval of the fund’s Board, has ultimate responsibility to oversee any subadvisor to the fund and to recommend the hiring, termination and replacement of subadvisors for the fund. The fund and DIMA have received an exemptive order from the Securities and Exchange Commission (SEC) that allows DIMA, subject to the approval of the fund’s Board, to appoint DWS International GmbH as a subadvisor to the fund without obtaining shareholder approval. The fund and DIMA are subject to certain conditions imposed by the SEC order.
Effective on or about October 1, 2023, the prospectus is supplemented as follows:
DWS Investments Hong Kong Limited will no longer serve as subadvisor to the fund and all disclosure and references to DWS Investments Hong Kong Limited are hereby deleted.
The following information replaces the existing disclosure contained under the “MANAGEMENT” section of the summary section of the fund’s prospectus.
Investment Advisor
DWS Investment Management Americas, Inc.
Subadvisor
DWS International GmbH
Portfolio Manager(s)
Sebastian Kahlfeld, Senior Portfolio Manager Equity. Lead Portfolio Manager of the fund. Began managing the fund in 2023.
The following information replaces similar disclosure under the “WHO MANAGES AND OVERSEES THE FUNDS” heading of the “FUND DETAILS” section of the fund’s prospectus.
Subadvisor for DWS Emerging Markets Equity Fund, DWS Emerging Markets Fixed Income Fund and DWS Global Macro Fund
DWS International GmbH acts as subadvisor to each fund and, as such, provides portfolio management services to each fund. DWS International GmbH, located at Mainzer Landstrasse 11-17, Frankfurt am Main, Germany 60329, provides advisory services to a variety of types of clients, including affiliated investment companies. DWS International GmbH is an investment advisor registered with the SEC and with the Federal Financial Supervisory Authority in Germany. DWS International GmbH is a direct, wholly-owned subsidiary of DWS Group. Pursuant to a sub-advisory agreement between DIMA and DWS International GmbH, DIMA, not the fund, compensates DWS International GmbH for the services it provides to the fund.
The following information replaces the existing similar disclosure under the “MANAGEMENT” sub-heading of the “FUND DETAILS” section of the fund’s prospectus:
Sebastian Kahlfeld, Senior Portfolio Manager Equity. Lead Portfolio Manager of the fund. Began managing the fund in 2023.
July 27, 2023
PROSTKR23-70

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Senior Portfolio Manager - Equity: Frankfurt.
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Joined DWS in 2005 with two years of industry experience. Prior to joining, he served as a Sales Assistant at HVB Private Banking and at HypoVereinsbank.
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Bank Training Program (“Bankkaufmann”) at HypoVereinsbank; BA from Birmingham City University; Master's Degree in Business Administration (“Diplom-Kaufmann”) from Ostfalia University of Applied Sciences.
Please Retain This Supplement for Future Reference
July 27, 2023
PROSTKR23-70